SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 31, 2005 (Date of earliest event reported)	Commission file number: 0-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

(Address of principal executive offices)

(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 31, 2005, Charles & Colvard, Ltd. signed a First Amendment to the Consignment Agreement with Reeves Park, Inc that amended the August 16, 2004 Consignment Agreement (filed November 9, 2004 as exhibit 10.66 to the Quarterly Report on Form 10-Q). The principal purpose of the First Amendment is to extend the expiration date of the Consignment Agreement from January 31, 2005 to December 30, 2006. A copy of the First Amendment is attached as Exhibit 10.81.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.81	First Amendment to Charles & Colvard Created Moissanite Consignment Agreement, dated March 31, 2005, between Reeves Park, Inc. and Charles & Colvard, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun
James R. Braun
Vice President of Finance
& Chief Financial Officer

Date: April 4, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 10.81	First Amendment to Charles & Colvard Created Moissanite Consignment Agreement, dated March 31, 2005, between Reeves Park, Inc. and Charles & Colvard, Ltd.